Exhibit 10.7



















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                       FACTSET RESEARCH SYSTEMS INC.

                           1996 STOCK OPTION PLAN

                         Effective [June __], 1996












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









                             TABLE OF CONTENTS

                                                                       Page
                                                                       ----

                                 ARTICLE I

                                  Purpose . . . . .
                                  -------


                                 ARTICLE II

                                Definitions . . . .
                                -----------


                                ARTICLE III

                             Scope of the Plan  . .
                             -----------------


                                 ARTICLE IV

                               Administration . . .
                               --------------


 SECTION 4.01.  Administrative Committee  . . . . . .

 SECTION 4.02.  Authority of the Committee  . . . . .



                          ARTICLE V

                         Eligibility . . . . . . . .
                         -----------




                         ARTICLE VI

                      Grant of Options   . . . . . .
                      ----------------


 SECTION 6.01.  General Conditions  . . . . . . . . .

 SECTION 6.02.  Option Price  . . . . . . . . . . . .

 SECTION 6.03.  Grant of Incentive Stock Options  . .

 SECTION 6.04.  Nontransferability  . . . . . . . . .

                                                                       Page
                                                                       ----


                         ARTICLE VII

                     Exercise of Options
                     -------------------


 SECTION 7.01.  Exercise of Options . . . . . . . . .

 SECTION 7.02.  Payment of Option Price . . . . . . .

 SECTION 7.03.  Tax Withholding . . . . . . . . . . .

 SECTION 7.04.  Effects of a Change of Control  . . .

 SECTION 7.05.  Termination of Employment . . . . . .

 SECTION 7.06.  Noncompetition  . . . . . . . . . . .



                        ARTICLE VIII

                        Miscellaneous
                        -------------


 SECTION 8.01.  Substituted Options . . . . . . . . .

 SECTION 8.02.  Securities Laws Matters . . . . . . .

 SECTION 8.03.  Funding . . . . . . . . . . . . . . .

 SECTION 8.04.  No Employment Rights  . . . . . . . .

 SECTION 8.05.  Rights as a Stockholder . . . . . . .

 SECTION 8.06.  Nature of Payments  . . . . . . . . .

 SECTION 8.07.  Nonuniform Determinations . . . . . .

 SECTION 8.08.  Adjustments . . . . . . . . . . . . .

 SECTION 8.09   Amendment of the Plan . . . . . . . .

 SECTION 8.10.  Termination of the Plan . . . . . . .

 SECTION 8.11.  No Illegal Transactions . . . . . . .

 SECTION 8.12.  Severability  . . . . . . . . . . . .

 SECTION 8.13.  Headings  . . . . . . . . . . . . . .

 SECTION 8.14.  Number and Gender . . . . . . . . . .

 SECTION 8.15.  Controlling Law . . . . . . . . . . .

                       Factset Research Systems Inc.

                           1996 Stock Option Plan


          FactSet Research Systems Inc. (the "Company") hereby establishes the FactSet Research Systems Inc. 1996 Stock Option Plan (the "Plan") effective [June __], 1996, subject to the approval of the Plan by the holders of a majority of the shares of the Stock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company.


                                 ARTICLE I

                                  Purpose
                                  -------

          The primary purpose of the Plan is to provide a means by which key employees of the Company and its Subsidiaries (as defined herein) can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.


                                 ARTICLE II

                                Definitions
                                -----------

          The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

          "Board" means the board of directors of the Company.

          "Cause" means discharge of a Grantee (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any subsidiary or affiliate, (ii), for violation of a policy of the Company or any Subsidiary or affiliate,
(iii) for serious and wilful acts of misconduct detrimental to the business or reputation of the Company or any subsidiary or affiliate or
(iv) for "cause" or any like term as defined in any written employment contract with the Grantee. The determination of whether a discharge of a Grantee is for cause shall be determined in good faith by the Committee whose decision shall be final and binding.

          "Change of Control" means, prior to the date that an initial public offering of stock is made by the Company, a change in the ownership or control of the Company in accordance with Section 280G of the Internal Revenue Code and the regulations promulgated thereunder. Notwithstanding the preceding sentence, a Change of Control of the Company shall be deemed not to have occurred (i) with respect to any Grantee, if such Grantee is, by written agreement executed prior to such Change of Control, a participant in such Change of Control and (ii) if the ownership of the Company shall change solely as a result of an initial public offering of Stock by the Company. Following an initial public offering of stock by the Company, Change of Control means that either of the following events shall have occurred: (a) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Sections 13(d)(3) of the 1934 Act, other than the Company, a majority-owned subsidiary of or an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act) of 20% or more of the then outstanding voting stock of the Company; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

          "Committee" means the committee of the Board appointed pursuant to Section 4.01.

          "Company" means FactSet Research Systems Inc., a Delaware corporation.

          "Disability" means a disability of a nature that would qualify the Grantee for long-term benefits under the Company's long-term disability plan.

          "Disinterested Person" means a person who has not, during the one year prior to service on the Committee, or at any time during such service, been granted or awarded any stock or stock-based derivative security (within the meaning of SEC Rule 16a-1(c)) pursuant to the Plan or any other plan of the Company or its Subsidiaries, except as provided in SEC
Rule 16b-3(c)(2)(i).

          "Effective Date" means November 1, 1994.

          "Fair Market Value" of any share of Stock, as of any applicable date, means (i) if shares of Stock are then listed on a national securities exchange, the "fair market value" shall be the closing price for a share of Stock on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for a share of Stock on such exchange on the last preceding business day on which such security was traded; (ii) if shares of Stock are then not listed on a national securities exchange, the "fair market value" shall be the mean of the bid and asked prices for a share of Stock in the over-the-counter market as reported in the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") on that date, or, if there be no such quotation on that date, such prices on the last preceding business day on which there was such a quotation; or (iii) if shares of Stock are then not listed on a national securities exchange or quoted on NASDAQ, the "fair market value" shall be an amount not less favorable than the offering price of the security as established by the current bid and asked prices quoted by persons independent of the issuer, the Company if other than the issuer, and of any other party in interest.

          "Grant Date" means the date of grant of an Option determined in accordance with Section 6.01(a).

          "Grantee" means an individual who has been granted an Option.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

          "1933 Act" means the Securities Act of 1933, as amended.

          "1934 Act" means the Securities Exchange Act of 1934, as amended.

          "Option" means any incentive stock option or nonqualified stock option granted under the Plan.

          "Option Agreement" has the meaning specified in Section 4.02(e).

          "Option Price" means the per share purchase price of Stock subject to an Option.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Plan" means the FactSet Research Systems Inc. 1996 Stock Option Plan as set forth herein and as it may from time to time be amended.

          "SEC" means the Securities and Exchange Commission.

          "Section 16 Grantee" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

          "Stock" means the common stock of the Company, par value $0.01 per share.

          "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

          "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

          "Termination of Employment" occurs on the last day an individual is employed by the Company or any of its Subsidiaries or any Parent; notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the last day the Company owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary's outstanding voting securities.


                                ARTICLE III

                             Scope of the Plan
                             -----------------

          An aggregate of 950,000 shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Options. In no event shall any employee be granted more than [250,000] Options in the aggregate (including, for this purpose, any Options granted hereunder which are subsequently cancelled for any reason) during the term of this Plan. Subject to the foregoing limit, shares of Stock held as treasury shares may be used for or in connection with Options. If and to the extent an Option shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, the shares of Stock associated with such Option shall become available for other Options.


                                 ARTICLE IV

                               Administration
                               --------------

          SECTION 4.01.  Administrative Committee.  The Plan shall be
                         -------------------------
administered by the Compensation Committee of the Board, which shall consist of not less than three persons who are directors of the Company, each of whom shall qualify as (i) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and (ii) a Disinterested Person.

          SECTION 4.02.  Authority of the Committee.  The Committee shall
                         ---------------------------
have full and final authority, In its discretion, but subject to the express provisions of the Plan, as follows:

          (a) to grant Options;



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                                                                          6



          (b) to determine (l) when Options may be granted and (2) whether or not specific Options will be incentive stock options or nonqualified stock options;

          (c) to interpret the Plan and to make all determinations necessary or advisable for the administration of the plan;

          (d) to prescribe, amend, and rescind rules relating to the Plan;

          (e) to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Options shall be granted ("Option Agreements") and, with the consent of the Grantee, to modify any such Option Agreement at any time; and

          (f) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Options as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Option or Option Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.


                                 ARTICLE V

                                Eligibility
                                -----------

          Options may be granted to any employee of the Company or any employee of its Subsidiaries. In selecting the individuals to whom Options may be granted, in determining the number of shares of Stock subject to each Option, and in determining the other terms and conditions applicable to each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

                                 ARTICLE VI

                              Grant of Options
                              ----------------

          SECTION 6.01.  General Conditions.  (a)  The Grant Date of an
                         -------------------
Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee.

          (b) The term of each Option shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

          (c)  A Grantee may, if otherwise eligible, be granted additional
Options.

          (d) No Option may be granted more than 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Stockholders of the Company.

          SECTION 6.02.  Option Price.  No later than the Grant Date of any
                         -------------
Option, the Committee shall determine the Option Price of such Option. Subject to Section 6.03 with respect to incentive stock options, the Option Price of an Option shall be at such price (which may be less than 100% of the Fair Market Value of the Stock on the Grant Date), as the Committee, in its discretion, shall determine.

          SECTION 6.03.  Grant of Incentive Stock Options. At the time of
                         ---------------------------------
the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an incentive stock option under the requirements of Section 422 of the Internal Revenue Code. Any Option designated as an incentive stock option:

          (a) shall have an Option Price of (1) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

          (b) shall be for a period of not more than 10 years (5 years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Option Agreement;

          (c) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any Parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

          (d) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

               (1) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants, be exercisable for the first time by the Grantee during such calendar year with respect to stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such incentive stock options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

               (2) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of the immediately preceding provision during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate non-qualified stock option at such date or dates as are provided in the Current Grant;

          (e) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

          (f) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in
     Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

Notwithstanding the foregoing and Section 4.02(e), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an incentive stock option), take any action necessary to prevent such Option from being treated as an incentive stock option.

          SECTION 6.04.  Nontransferability.  Unless the Committee shall
                         -------------------
otherwise determine, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantor's lifetime, only by the Grantee.


                                ARTICLE VII

                            Exercise of Options
                            -------------------

          SECTION 7.01.  Exercise of Options.  Subject to Sections 4.02(f),
                         --------------------
7.04. and 7.05 and such terms and conditions as the Committee may impose, each Option shall be exercisable in such manner as the Committee, in its discretion, shall determine as set forth in the Option Agreement. Each Option shall be exercised by delivery to the Company of a written notice of intent to purchase (in such form as prepared by the Committee) a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock shall be paid in full at the time of the exercise.

          SECTION 7.02.  Payment of Option Price.  In the discretion of the
                         ------------------------
Committee, a Grantee may pay the Option Price payable upon the exercise of an Option in cash, previously acquired Stock valued at its Fair Market Value on the business day next preceding the date of exercise, or any combination thereof, and may be effected in whole or in part (a) with monies received from the Company at the time of exercise as a compensatory cash payment, or (b) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of options and each Grantee; provided, however, that each such method and
                             --------  -------
time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law and provided further, in the event the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate for such shares in accordance with applicable law.

          SECTION 7.03.  Tax Withholding.
                         ----------------

          (a)  Mandatory Tax Withholding.
               -------------------------

               (1) Whenever under the Plan, shares of Stock are to be delivered upon exercise of an Option that is a nonqualified stock option, the Company shall be entitled to require as a condition of delivery
(i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing; or

               (2)  If any disqualifying disposition described in
Section 6.03(f) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

          (b)  Elective Share Withholding.
               ---------------------------

               (1) Subject to Section 7.03(b)(2), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise of an Option ("Taxable Event") having a Fair Market Value equal to:

                    (i) the minimum amount necessary to satisfy required
               federal, state, or local withholding tax liability attributable to the Taxable Event; or


                   (ii) with the Committee's prior approval, a greater
               amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

               (2) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

                    (i) any Grantee's election shall be subject to the
               Committee's right to revoke such election of Share
               Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Option Agreement;


                   (ii) if the Grantee is a Section 16 Grantee, such
               Grantee's election shall be subject to the disapproval of the Committee at any time, whether or not the Committee has reserved the right to do so;


                  (iii) the Grantee's election must be made before the date
               (the "Tax Date") on which the amount of tax to be withheld is determined;


                   (iv) the Grantee's election shall be irrevocable;

                    (v) a Section 16 Grantee may not elect Share
               Withholding within six months after the grant of the related Option (except if the Grantee dies or incurs a Disability before the end of the six-month period); and

                   (vi) (A) a Section 16 Grantee must elect Share
               Withholding either six months before the Tax Date or
               (B) such election must either be made or take effect during the ten business day period beginning on the third business day after the release of the Company's quarterly or annual summary statement of sales and earnings.

          SECTION 7.04.  Effects of a Change of Control.  Notwithstanding
                         -------------------------------
any other provisions of the Plan or any Option Agreement, upon the occurrence of a Change of Control, (i) all Options granted under the Plan to a Grantee which have not been exercised or which have not expired by their terms shall immediately be fully exercisable for the remainder of their respective terms and (ii) the Committee may, in its sole discretion, determine that such options be immediately terminated in which case the Grantee will be paid an amount in cash in respect of each Option equal to the difference between the Fair Market Value of a share of Stock and the Option Price of such Option.

          SECTION 7.05.  Termination of Employment.
                         --------------------------

          (a)  Termination for Cause.  If the Grantee has a Termination of
               ----------------------
Employment for Cause, any unexercised Option shall terminate immediately upon the Grantee's Termination of Employment.

          (b)  Termination other than for Cause.  If the Grantee has a
               ---------------------------------
Termination of Employment for any reason other than Cause, then any unexercised Option, to the extent exercisable on the date of the Grantee's Termination of Employment, may be exercised as follows:

          (i) Death.  If the Grantee's Termination of Employment is caused
              ------
     by the death of the Grantee, then any unexercised Option to the extent exercisable on the date of the Grantee's death, may be exercised in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution,but in no event beyond the scheduled expiration of the Option;


         (ii) Disability.  If the Grantee's Termination of Employment is on
              ----------
     account of the Disability of the

     Grantee, then any unexercised Option to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided that, if the Grantee dies after such Termination of Employment and before the end of such one year period, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment, or, if later, within 180 days after the Grantee's death, but in no event beyond the scheduled expiration of the Option; and


        (iii) Other.  If the Grantee's Termination of Employment is for any
              ------
     reason other than Cause, death or Disability, then any unexercised Option, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within three months after such Termination of Employment; provided, however,
                                                        --------  -------
     that if the Grantee dies within such three-month period following such termination of Employment, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within 180 days of the Grantee's death, but in no event beyond the scheduled expiration of the Option.

          SECTION 7.06.  Noncompetition.  During the period of the
                         ---------------
Grantee's employment and for two years thereafter, the Grantee shall not, directly or indirectly, own, manage, operate, join or control, be employed by or participate in the ownership, management, operation or control of, or be a consultant to or connected in any other manner with, any business, firm or corporation which is similar to or competes with a principal business of the Company or its Subsidiaries (a "Competitive Activity").
For these purposes, the Grantee's ownership of securities of a public company not in excess of one percent of any class of such securities shall not be considered to be competition with the Company or its Subsidiaries. If the Grantee shall engage in a Competitive Activity, as determined by the Committee in good faith (a) all Options then held by the Grantee shall expire as of the date that the Grantee first engaged in such Competitive Activity, (b) the Company shall have the right to acquire any shares of Stock then owned by the Grantee as the result of the exercise of an Option at a price equal to the lesser of (i) the Fair Market Value of such shares or (ii) the aggregate Option Price paid therefor by the Grantee, and (c) the Company shall have the right to require the Grantee to return to the Company any other gain (whether or not realized) the Grantee had on the exercise of any Options granted under this Stock Option Plan (that is, the amount by which, at the time of the exercise of any Option, the Fair Market Value of the shares to be received was greater than the aggregate Option Price paid therefor by the Grantee).


                                ARTICLE VIII

                               Miscellaneous
                               -------------

          SECTION 8.01.  Substituted Options.  If the Committee cancels any
                         --------------------
Option granted under this Plan, or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provide that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under
Section 7.01 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the canceled option; provided that no Option shall be canceled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the option to be canceled.

          SECTION 8.02.  Securities Law Matters.  (a)  If the Committee
                         -----------------------
deems it necessary to comply with the 1933 Act and there is not in effect a registration statement under the 1933 Act relating to the shares to be acquired pursuant to the Option, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Option would violate any applicable provision of



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                                                                         15



(1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. The Committee's authority under this Section 8.02(b) shall expire on the date of any Change of Control.

          SECTION 8.03.  Funding.  Benefits payable under the Plan to any
                         --------
person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

          SECTION 8.04.  No Employment Rights.  Neither the establishment
                         ---------------------
of the Plan nor the granting of any Option shall be construed to (i) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or
(ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

          SECTION 8.05.  Rights as a Stockholder.  A Grantee shall not, by
                         ------------------------
reason of any Option have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise of such Option until such shares have been delivered to him. As a condition of exercise, a Grantee will be required to execute a stockholder agreement if any such agreement is then in effect with respect to the Stock.

          SECTION 8.06.  Nature of Payments.  Any and all grants or
                         -------------------
deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (ii) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.



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                                                                         16



          SECTION 8.07.  Nonuniform Determinations.  Neither the
                         --------------------------
Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Option Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Options, and (c) the treatment, under Section 7.05, of Terminations of Employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

          SECTION 8.08.  Adjustments.  (a)  The Committee shall make
                         ------------
equitable adjustment of:

          (i) the aggregate numbers of shares of Stock available under
     Article III;


         (ii) the number of shares of Stock covered by an Option; and


        (iii) the Option Price of any Option;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization, or similar event, of or by the Company.

          (b) In the event of a change in the Stock as presently constituted, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

          (c)  Any adjustment made by the Committee pursuant to this
Section 8.08 shall be final, binding and conclusive, Any fractional shares resulting from such adjustment shall be eliminated.

          SECTION 8.09.  Amendment of the Plan.  The Board may from time to
                         ----------------------
time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Stock pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act



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                                                                         17



or (b) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities.

          SECTION 8.10.  Termination of the Plan.  The Plan shall terminate
                         ------------------------
on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Option or Option Agreement then outstanding under the Plan.

          SECTION 8.11.  No Illegal Transactions.  The Plan and all Options
                         ------------------------
granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Option, Grantees shall not be entitled to exercise Options or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

          SECTION 8.12.  Severability.  If all or any part of the Plan is
                         -------------
declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

          SECTION 8.13.  Headings.  The headings of Articles and Sections
                         ---------
are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

          SECTION 8.14.  Number and Gender.  When appropriate the singular
                         ------------------
as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

          SECTION 8.15.  Controlling Law.  The laws of the State of
                         ----------------
Connecticut, except its laws with respect to choice of laws, shall be controlling in all matters relating to the Plan.